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                            NEW ENGLAND ZENITH FUND

                       GOLDMAN SACHS MIDCAP VALUE SERIES

               Supplement to the Prospectus dated April 30, 1999

THE FOLLOWING PARAGRAPH REPLACES THE SECOND PARAGRAPH UNDER "PORTFOLIO MANAGEMENT" IN SECTION III OF THE PROSPECTUS.

Eileen Rominger is responsible for managing a team of portfolio managers (the "Midcap Value Team"), that makes day-to-day investment decisions for Midcap Value. Ms. Rominger joined GSAM in October 1999 as a Managing Director and Senior Portfolio Manager. Prior to joining GSAM, Ms. Rominger worked for Oppenheimer Capital, most recently as a senior portfolio manager.

DATED: NOVEMBER 15, 1999





VL-135-99